COVID-19 IMPACT ON THE FINANCIAL STATEMENTS	12 Months Ended
Dec. 31, 2022
Presentation of leases for lessee [abstract]
COVID-19 IMPACT ON THE FINANCIAL STATEMENTS	COVID-19 IMPACT ON THE FINANCIAL STATEMENTS
On March 11, 2020, the World Health Organization declared a pandemic of the outbreak of Coronavirus ("COVID-19"), due to its rapid spread throughout the world, having affected, at that time, more than 110 countries. As of December 31, 2020, tens of countries had declared state of national health emergency, which measures had caused a substantial disruption in the global economy. It is difficult to estimate the full extent and duration of the impacts of the pandemic on businesses and economies. However, by the end of the year most countries have resume progressively with all economic activities.

On March 27, 2020, the International Accounting Standards Board (the "IASB") published a document for educational purposes, to help support the consistent application of accounting standards during a period of enhanced economic uncertainty arising from the COVID-19 pandemic. In that publication, the IASB indicated that they had engaged closely with the regulators to encourage entities to consider that guidance. The financial reporting issues, reminders and considerations highlighted in this publication are the following: going concern, financial instruments, asset impairment, governments grants, income taxes, liabilities from insurance contracts, leases, insurance recoveries, onerous contract provisions, fair value measurement, revenue recognition, events after the reporting period, other financial statements disclosure requirements and other accounting estimates.

On May 28, 2020, the "IASB" published 'Covid-19-Related Rent Concessions (Amendment to IFRS 16)' amending the standard to provide lessees with an exemption from assessing whether a COVID-19-related rent concession is a lease modification. As a practical expedient, a lessee may elect not to assess whether a rent concession related to COVID-19 is a lease modification. A lessee that makes this election shall account for any change in lease payments resulting from the rent concession the same way it would account for the change applying this Standard if the change were not a lease modification. The Company determined to apply the practical expedient to all the lease contracts of office spaces and has recognized as of December 31, 2020 a discount for 512 included in rental expenses.

The Company has determined, after analyzing the possible impact of the economic situation in the financial statements, that an assessment of the treatment of expected credit losses ("ECLs") was necessary, since IFRS 9 should not be applied mechanically and prior assumptions may no longer hold true in the current environment.

At the beginning of the year 2020, for the purpose of measuring ECLs and for determining whether significant increase in credit risk had occurred, the Company grouped financial instruments on the basis of shared credit risk characteristics, and, specifically, grouped our trade receivables considering the industry verticals.

Considering that the tourism sector was one of the hardest-hit by the outbreak of COVID-19, with impacts on both travel supply and demand, in 2020 the Company had to adjust the estimations of ECLs for trade receivables from customers within the
“Travel & Hospitality” as well as for the rest of our customers, since at the time of our review, there were some indications of change in payment terms and, to a lesser extent, the probability of non-payment due to the effects of COVID-19 pandemic.

The Company assessed whether the impact of COVID-19 has led to any other non-financial asset impairment, including goodwill, and concluded, that there is no indication that the cash-generating unit may be impaired. Based on the sensitivity analysis performed, there were no significant changes in any of the used key assumptions that would have resulted in an impairment charge.